OTHER NON-CURRENT ASSETS, NET (Schedule of Other Non-current Assets) (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)
OTHER NON-CURRENT ASSETS
Prepayment for purchase of minority interest	[1]	¥ 4,504		¥ 0
Equity method investments		1,764		1,140
Prepayment for development of internal use software		1,211		1,779
Others		6,113		3,438
Total		¥ 13,592	$ 2,089	¥ 6,357

[1]	In 2017, the Group prepaid RMB 4,504 to purchase 10% economic interest of Shenyang K-12. The transfer of ownership of such economic interest is currently in process and expected to be completed in 2018.